                                                           Exhibit No. 99.13(b)

                                   MFS FUNDS
           AMENDED AND RESTATED MASTER DISTRIBUTION PLAN PURSUANT TO
                             RULE 12B-1 UNDER THE
                        INVESTMENT COMPANY ACT OF 1940

                          Effective January 1, 1997,
                        Amended and Restated effective:

                                April 26, 2005
                               January 24, 2006
                                April 25, 2006
                               October 25, 2006

     EXHIBIT A: FUNDS AND SHARE CLASSES COVERED BY RULE 12B-1 PLAN, AS OF:

               July 26, 2005 (Addition of MFS Series Trust XII)
                 January 24, 2006 (Addition of Class W Shares)
           April 25, 2006 (Addition of MFS Diversified Income Fund)
            July 26, 2006 (Addition of MFS Sector Rotational Fund)
  October 25, 2006 (Addition of Class B1 Shares of MFS Municipal Income Fund)
   April 24, 2007 (Termination of Massachusetts Investors Growth Stock Fund
                   Class J Shares on or about May 25, 2007)
June 20, 2007 (Termination of Massachusetts Investors Growth Stock Fund Class J
                                    Shares)
     June 22, 2007 (Termination of MFS Strategic Growth Fund, MFS Capital Opportunities Fund, MFS Investment Grade Bond Fund and MFS Municipal Bond Fund)
 September 25, 2007 (Redesignation of MFS Government Limited Maturity Fund as
    MFS Series Trust XV and Addition of MFS Diversified Target Return Fund)

EXHIBIT B: FUNDS FOR WHICH DISTRIBUTOR MAY RECEIVE UNEXPENDED SERVICE FEES PAID
  BY CLASS A SHARES AS COMPENSATION FOR DISTRIBUTION ACTIVITIES ON BEHALF OF
                             THOSE SHARES, AS OF:

 June 22, 2007 (Termination of MFS Capital Opportunities Fund and Addition of
                               MFS Core Equity)

                                                                      EXHIBIT A

              FUNDS AND SHARE CLASSES COVERED BY RULE 12B-1 PLAN
                           AS OF: SEPTEMBER 25, 2007

                                      CLASSES OF
                                        SHARES
                                      COVERED BY
                                      RULE 12B-1
FUND                                     PLAN                    DATE RULE 12B-1 PLAN ADOPTED
----                             -------------------- ---------------------------------------------------
MFS SERIES TRUST I

MFS Cash Reserve Fund            A, B, C, 529A, 529B, January 1, 1997; April 17, 2002 (529 Share
                                 529C, R1, R2, R3, R4 Classes), January 25, 2005 (Classes R1, R2, R3, R4)

MFS Core Equity Fund             A, B, C, R, R1, R2,  January 1, 1997, October 16, 2002 (Class R),
                                        R3, R4        August 15, 2003 (Class R3), January 25, 2005
                                                      (Classes R1, R2 and R4)

MFS Core Growth Fund             A, B, C, R, R1, R2,  January 1, 1997, October 16, 2002 (Class R),
                                      R3, R4, W       August 15, 2003 (Class R3), January 25, 2005
                                                      (Classes R1, R2 and R4), January 24, 2006 (Class
                                                      W)

MFS New Discovery Fund           A, B, C, 529A, 529B, January 1, 1997; April 17, 2002 (529 Share
                                 529C, R, R1, R2, R3, Classes), October 16, 2002 (Class R), August 15,
                                          R4          2003 (Class R3), January 25, 2005 (Classes R1, R2
                                                      and R4)

MFS Research International Fund  A, B, C, 529A, 529B, January 1, 1997; April 17, 2002 (529 Share
                                 529C, R, R1, R2, R3, Classes), October 16, 2002 (Class R), August 15,
                                        R4, W         2003 (Class R3), January 25, 2005 (Classes R1, R2
                                                      and R4), January 24, 2006 (Class W)

MFS Technology Fund              A, B, C, R1, R2, R3, January 1, 1997, October 16, 2002 (Class R),
                                          R4          August 15, 2003 (Class R3), January 25, 2005
                                                      (Classes R1, R2 and R4)

                                        CLASSES OF
                                          SHARES
                                        COVERED BY
                                        RULE 12B-1
FUND                                       PLAN                   DATE RULE 12B-1 PLAN ADOPTED
----                               -------------------- -------------------------------------------------
MFS Value Fund                     A, B, C, 529A, 529B, January 1, 1997; April 17, 2002 (529 Share
                                   529C, R, R1, R2, R3, Classes), October 16, 2002 (Class R), August 15,
                                          R4, W         2003 (Class R3), January 25, 2005 (Classes R1, R2
                                                        and R4), January 24, 2006 (Class W)

MFS SERIES TRUST II

MFS Emerging Growth Fund           A, B, C, 529A, 529B, January 1, 1997; April 17, 2002 (529 Share
                                   529C, R, R1, R2, R3, Classes), October 16, 2002 (Class R), August 15,
                                            R4          2003 (Class R3), January 25, 2005 (Classes R1, R2
                                                        and R4)

MFS SERIES TRUST III

MFS High Income Fund               A, B, C, 529A, 529B. January 1, 1997; April 17, 2002 (529 Share
                                   529C, R, R1, R2, R3, Classes), October 16, 2002 (Class R), August 15,
                                            R4          2003 (Class R3), January 25, 2005 (Classes R1, R2
                                                        and R4)

MFS High Yield Opportunities Fund        A, B, C        July 1, 1998

MFS Municipal High Income Fund             B, C         September 16, 1998

MFS SERIES TRUST IV

MFS Mid Cap Growth Fund            A, B, C, 529A, 529B, January 1, 1997; April 17, 2002 (529 Share
                                   529C, R, R1, R2, R3, Classes), October 16, 2002 (Class R), August 15,
                                            R4          2003 (Class R3), January 25, 2005 (Classes R1, R2
                                                        and R4)

MFS SERIES TRUST V

MFS International New Discovery    A, B, C, 529A, 529B, October 8, 1997; April 17, 2002 (529 Share
  Fund                             529C, R, R1, R2, R3, Classes), October 16, 2002 (Class R), August 15,
                                            R4          2003 (Class R3), January 25, 2005 (Classes R1, R2
                                                        and R4)

                                       CLASSES OF
                                         SHARES
                                       COVERED BY
                                       RULE 12B-1
FUND                                      PLAN                     DATE RULE 12B-1 PLAN ADOPTED
----                             ---------------------- ---------------------------------------------------
MFS Research Fund                 A, B, C, 529A, 529B,  January 1, 1997; April 17, 2002 (529 Share
                                  529C, R, R1, R2, R3,  Classes), October 16, 2002 (Class R), August 15,
                                         R4, W          2003 (Class R3), January 25, 2005 (Classes R1, R2
                                                        and R4), January 24, 2006 (Class W)

MFS Total Return Fund             A, B, C, 529A, 529B,  January 1, 1997; April 17, 2002 (529 Share
                                  529C, R, R1, R2, R3,  Classes), October 16, 2002 (Class R), August 15,
                                           R4           2003 (Class R3), January 25, 2005 (Classes R1, R2
                                                        and R4)

MFS SERIES TRUST VI

MFS Global Equity Fund           A, B, C, J, R, R1, R2, January 1, 1997; April 14, 1999 (J shares), October
                                         R3, R4         16, 2002 (Class R), August 15, 2003 (Class R3),
                                                        January 25, 2005 (Classes R1, R2 and R4)

MFS Global Total Return Fund      A, B, C, R, R1, R2,   January 1, 1997, October 16, 2002 (Class R),
                                         R3, R4         August 15, 2003 (Class R3), January 25, 2005
                                                        (Classes R1, R2 and R4)

MFS Utilities Fund                A, B, C, R, R1, R2,   January 1, 1997, October 16, 2002 (Class R),
                                         R3, R4         August 15, 2003 (Class R3), January 25, 2005
                                                        (Classes R1, R2 and R4)

MFS SERIES TRUST VII

                                      CLASSES OF
                                        SHARES
                                      COVERED BY
                                      RULE 12B-1
FUND                                     PLAN                   DATE RULE 12B-1 PLAN ADOPTED
----                             -------------------- -------------------------------------------------
MFS SERIES TRUST VIII

MFS Global Growth Fund           A, B, C, R, R1, R2,  January 1, 1997, October 16, 2002 (Class R),
                                        R3, R4        August 15, 2003 (Class R3), January 25, 2005
                                                      (Classes R1, R2 and R4)

MFS Strategic Income Fund              A, B, C        January 1, 1997

MFS SERIES TRUST IX

MFS Bond Fund                    A, B, C, 529A, 529B, January 1, 1997; April 17, 2002 (529 Share
                                 529C, R, R1, R2, R3, Classes), October 17, 2002 (Class R), August 15,
                                          R4          2003 (Class R3), January 25, 2005 (Classes R1, R2
                                                      and R4)

MFS Inflation-Adjusted Bond Fund A, B, C, 529A, 529B, July 16, 2003, July 20, 2004 (Classes R and R3),
                                 529C, R, R1, R2, R3, January 25, 2005 (Classes R1, R2 and R4)
                                          R4

MFS Limited Maturity Fund        A, B, C, 529A, 529B, January 1, 1997; April 17, 2002 (529 Share
                                 529C, R, R1, R2, R3, Classes), October 16, 2002 (Class R), August 15,
                                          R4          2003 (Class R3), January 25, 2005 (Classes R1, R2
                                                      and R4)

MFS Municipal Limited Maturity         A, B, C        January 1, 1997
  Fund

MFS Research Bond Fund           A, B, C, 529A, 529B, January 4, 1999; April 17, 2002 (529 Share
                                 529C, R, R1, R2, R3, Classes), October 16, 2002 (Class R), August 15,
                                        R4, W         2003 (Class R3), January 25, 2005 (Classes R1, R2
                                                      and R4), January 24, 2006 (Class W)

MFS Research Bond Fund J               A, B, C        September 18, 2002

                                      CLASSES OF
                                        SHARES
                                      COVERED BY
                                      RULE 12B-1
FUND                                     PLAN                    DATE RULE 12B-1 PLAN ADOPTED
----                             -------------------- ---------------------------------------------------
MFS SERIES TRUST X

MFS Aggressive Growth            A, B, C, 529A, 529B, April 17, 2002, October 16, 2002 (Class R), August
  Allocation Fund                529C, R, R1, R2, R3, 15, 2003 (Class R3), January 25, 2005 (Classes R1,
                                          R4          R2 and R4)

MFS Conservative Allocation Fund A, B, C, 529A, 529B, April 17, 2002, October 16, 2002 (Class R), August
                                 529C, R, R1, R2, R3, 15, 2003 (Class R3), January 25, 2005 (Classes R1,
                                          R4          R2 and R4)

MFS Emerging Markets Debt Fund        A, B, C, W      March 17, 1998 (Classes A, B and C), January 24,
                                                      2006 (Class W)

MFS Emerging Markets Equity Fund       A, B, C        January 1, 1997

MFS Floating Rate High Income            A, C         September, 20, 2004
  Fund

MFS Growth Allocation Fund       A, B, C, 529A, 529B, April 17, 2002, October 16, 2002 (Class R), August
                                 529C, R, R1, R2, R3, 15, 2003 (Class R3), January 25, 2005 (Classes R1,
                                          R4          R2 and R4)

MFS International                A, B, C, 529A, 529B, July 20, 2004, January 25, 2005 (Classes R1, R2 and
  Diversification Fund           529C, R, R1, R2, R3, R4)
                                          R4

MFS International Growth Fund         A, B, C, W      January 1, 1997 (Classes A, B and C), January 24,
                                                      2006 (Class W)

MFS International Value Fund          A, B, C, W      January 1, 1997 (Classes A, B and C), January 24,
                                                      2006 (Class W)

MFS Moderate Allocation Fund     A, B, C, 529A, 529B, April 17, 2002, October 16, 2002 (Class R), August
                                 529C, R, R1, R2, R3, 15, 2003 (Class R3), January 25, 2005 (Classes R1,
                                          R4          R2 and R4)

MFS New Endeavor Fund            A, B, C, R, R1, R2,  September 20, 2000, October 16, 2002 (Class R),
                                        R3, R4        August 15, 2003 (Class R3), January 25, 2005
                                                      (Classes R1, R2 and R4)

                                      CLASSES OF
                                        SHARES
                                      COVERED BY
                                      RULE 12B-1
FUND                                     PLAN                     DATE RULE 12B-1 PLAN ADOPTED
----                             --------------------- ---------------------------------------------------
MFS Strategic Value Fund         A, B, C, 529A, 529B,  March 17, 1998; April 17, 2002 (529 Share
                                 529C, R, R1, R2, R3,  Classes), October 16, 2002 (Class R), August 15,
                                          R4           2003 (Class R3), January 25, 2005 (Classes R1, R2
                                                       and R4)

MFS SERIES TRUST XI

MFS Mid Cap Value Fund           A, B, C, 529A, 529B,  July 19, 2001; April 17, 2002 (529 Share Classes) ,
                                 529C, R, R1, R2, R3,  October 16, 2002 (Class R), August 15, 2003 (Class
                                          R4           R3), January 25, 2005 (Classes R1, R2 and R4)

MFS Union Standard Equity Fund          A, B, C        July 30, 1997

MFS SERIES TRUST XII

MFS Lifetime Retirement Income    A, B, C, I, R1, R2,  July 27, 2005
  Fund                                R3, R4, R5

MFS Lifetime 2010 Fund            A, B, C, I, R1, R2,  July 27, 2005
                                      R3, R4, R5

MFS Lifetime 2020 Fund            A, B, C, I, R1, R2,  July 27, 2005
                                      R3, R4, R5

MFS Lifetime 2030 Fund            A, B, C, I, R1, R2,  July 27, 2005
                                      R3, R4, R5

MFS Lifetime 2040 Fund            A, B, C, I, R1, R2,  July 27, 2005
                                      R3, R4, R5

MFS Sector Rotational Fund              A, B, C        July 26, 2006

MFS SERIES TRUST XIII

MFS Government Securities Fund   A, B, C, 529A, 529B,  January 1, 1997, April 17, 2002 (529 Share
                                 529C, R, R1, R2, R3,  Classes), October 16, 2002 (Class R), August 15,
                                          R4           2003 (Class R3), January 25, 2005 (Classes R1, R2
                                                       and R4)

MFS Diversified Income Fund              A, C          April 25, 2006

MFS SERIES TRUST XV

MFS Diversified Target Return    A, B, C, I, W, R, R1, September 25, 2007
  Fund                              R2, R3, R4, R5

                                      CLASSES OF
                                        SHARES
                                      COVERED BY
                                      RULE 12B-1
FUND                                     PLAN                   DATE RULE 12B-1 PLAN ADOPTED
----                             -------------------- -------------------------------------------------
STAND ALONE FUNDS

Massachusetts Investors Growth   A, B, C, 529A, 529B, January 1, 1997; September 20, 2000 (J shares),
  Stock Fund                     529C, R, R1, R2, R3, April 17, 2002 (529 Share Classes), October 16,
                                          R4          2002 (Class R), August 15, 2003 (Class R3),
                                                      January 25, 2005 (Classes R1, R2 and R4)

Massachusetts Investors Trust    A, B, C, 529A, 529B, January 1, 1997; April 17, 2002 (529 Share
                                 529C, R, R1, R2, R3, Classes), October 16, 2002 (Class R), August 15,
                                          R4          2003 (Class R3), January 25, 2005 (Classes R1, R2
                                                      and R4)

MFS Growth Opportunities Fund            A, B         January 1, 1997


MFS MUNICIPAL SERIES TRUST

MFS Alabama Municipal Bond Fund          A, B         January 1, 1997

MFS Arkansas Municipal Bond Fund         A, B         January 1, 1997

MFS California Municipal Bond          A, B, C        January 1, 1997
  Fund

MFS Florida Municipal Bond Fund          A, B         January 1, 1997

MFS Georgia Municipal Bond Fund          A, B         January 1, 1997

MFS Maryland Municipal Bond Fund         A, B         January 1, 1997

MFS Massachusetts Municipal              A, B         January 1, 1997
  Bond Fund

MFS Mississippi Municipal Bond           A, B         January 1, 1997
  Fund

MFS Municipal Income Fund            A, B, B1, C      January 1, 1997; October 25, 2006 (B1 Shares)

MFS New York Municipal Bond Fund       A, B, C        January 1, 1997; October 11, 2000 (C shares)


MFS North Carolina Municipal           A, B, C        January 1, 1997
  Bond Fund

MFS Pennsylvania Municipal Bond          A, B         January 1, 1997
  Fund

MFS South Carolina Municipal             A, B         January 1, 1997
  Bond Fund

MFS Tennessee Municipal Bond             A, B         January 1, 1997
  Fund

MFS Virginia Municipal Bond Fund       A, B, C        January 1, 1997


MFS West Virginia Municipal              A, B         January 1, 1997
  Bond Fund